EXHIBIT 21
SUBSIDIARIES OF MOODY’S CORPORATION
The following is a list of active, majority-owned subsidiaries of Moody’s Corporation as of December 31, 2025.
U.S. Entities

Acquire Media U.S., LLC	Delaware
Bureau van Dijk Electronic Publishing Inc.	New York
Cape Analytics, Inc.	Delaware
DMG US Investments, Inc.	Delaware
DMGT US, Inc.	Delaware
DVBS, Inc.	Delaware
Fincura Inc.	Delaware
Fintellix US LLC	Delaware
GGYAXIS INC	Delaware
Lewtan Technologies Inc.	Massachusetts
MIS Asset Holdings Inc.	Delaware
MIS Quality Management Corp.	Delaware
Moody’s Advisors Inc.	Delaware
Moody’s Analytics, Inc.	Delaware
Moody’s Analytics Solutions, LLC	Delaware
Moody’s Assurance Company Inc.	New York
Moody’s Assureco Inc.	Delaware
Moody’s Capital Markets Research, Inc.	Delaware
Moody’s ESG Solutions USA Inc.	Delaware
Moody’s Group Holdings Inc.	Delaware
Moody’s Holdings LLC	Delaware
Moody’s International LLC	Delaware
Moody’s Investors Service, Inc.	Delaware
Moody’s Overseas Holdings, Inc.	Delaware
Moody’s Risk Assessments Holdings LLC	Delaware
Moody’s Risk Assessments, Inc.	Delaware
Moody’s Shared Services, Inc.	Delaware
Numerated Growth Technologies, Inc.	Delaware
Numerated Growth Technologies Securities Corporation	Massachusetts
Omega Performance Corporation	California
Praedicat, Inc.	Delaware
Regulatory DataCorp, Inc.	Delaware
Risk First Inc.	Delaware
Risk Management Solutions Holdings, Inc.	Delaware
Risk Management Solutions, Inc.	California
RMS UK Holdings, Inc.	Delaware
RMS Worldwide, Inc.	California
The Moody’s Foundation	New York
Vigeo Eiris USA, LLC	Delaware

Non-U.S. Entities

Acquire Media 1 UK Limited	UK
Bureau van Dijk Editions Electroniques SARL	Switzerland
Bureau van Dijk Editions Electroniques SRL	Belgium
Bureau van Dijk Electronic Publishing Beijing Co., Ltd.	China
Bureau van Dijk Electronic Publishing GmbH	Germany
Bureau van Dijk Electronic Publishing Hong Kong Limited	Hong Kong
Bureau van Dijk Electronic Publishing K.K.	Japan
Bureau van Dijk Electronic Publishing Limited Liability Company	Korea, Republic of
Bureau van Dijk Electronic Publishing Ltd.	UK
Bureau van Dijk Electronic Publishing Pte. Ltd.	Singapore
Bureau van Dijk Electronic Publishing Pty. Limited	Australia
Bureau van Dijk EP DMCC	United Arab Emirates
Bureau van Dijk Publicaçao Eletronica Ltda.	Brazil
Cortera Software Private Limited	India
D2K Technologies India Private Limited	India
GCR Kenya Limited	Kenya
Fintellix India Private Limited	India
Fintellix South Africa Proprietary Ltd.	South Africa
Gilliland Gold Young Consulting Inc.	Canada
Global Credit Rating Company Limited	Mauritius
Global Credit Rating Company Limited (Nigeria)	Nigeria
Global Credit Rating Company Limited (Senegal)	Senegal
Global Credit Rating Co. (Proprietary) Limited	South Africa
ICRA Analytics Limited	India
ICRA ESG Ratings Limited	India
ICRA Limited	India
ICRA Lanka Limited	Sri Lanka
ICRA Nepal Limited	Nepal
International Credit Rating Compañia Clasificadora de Riesgo Limitada	Chile
KIS Pricing, Inc.	Korea, Republic of
Korea Investors Service, Inc.	Korea, Republic of
MAGE Holdings (Cayman) Limited	Cayman Islands
MA Support Services CR SRL	Costa Rica
Midroog Ltd.	Israel
MIS Argentina S.A.	Argentina
MIS Brazil Servicos Tecnicos Ltda.	Brazil
MIS MX S.A. de C.V.	Mexico
MIS Support Center Private Limited	India
MIS Support Services CR Sociedad de Responsabilidad Ltda.	Costa Rica
Moody’s (UK) Limited	UK
Moody’s Africa Holdings Limited	Mauritius
Moody’s Analytics (India) Private Limited	India
Moody's Analytics (DIFC) Limited	United Arab Emirates
Moody’s Analytics (Malaysia) Sdn. Bhd.	Malaysia
Moody’s Analytics (Thailand) Co., Ltd.	Thailand

Moody’s Analytics Austria GmbH	Austria
Moody’s Analytics Bermuda Limited	Bermuda
Moody’s Analytics do Brasil Soluções para Gerenciamento de Risco de Crédito Ltda	Brazil
Moody’s Analytics Australia Pty. Ltd.	Australia
Moody’s Analytics Canada Inc.	Canada
Moody’s Analytics Czech Republic s.r.o.	Czech Republic
Moody’s Analytics Denmark ApS	Denmark
Moody’s Analytics Deutschland GmbH	Germany
Moody’s Analytics Hong Kong Limited	Hong Kong
Moody’s Analytics Italy S.p.a	Italy
Moody’s Analytics Japan K.K.	Japan
Moody’s Analytics Knowledge Services (Jersey) Limited	Jersey
Moody’s Analytics Korea Co., Ltd.	Korea, Republic of
Moodys Analytics Mexico S.A. de C.V.	Mexico
Moody’s Analytics Netherlands B.V.	Netherlands
Moody’s Analytics Portugal, Unipessoal Lda.	Portugal
Moody’s Analytics S.A.S.	France
Moody’s Analytics Singapore Pte. Ltd.	Singapore
Moody’s Analytics South Africa Proprietary Ltd	South Africa
Moody’s Analytics Spain S.A.	Spain
Moody’s Analytics Sweden AB	Sweden
Moody’s Analytics Taiwan Co., Ltd.	Taiwan
Moody’s Analytics UK Limited	UK
Moody’s Asia Pacific Limited	Hong Kong
Moody’s Asia Pacific Group (Singapore) Pte. Ltd.	Singapore
Moody’s Canada Inc.	Canada
Moody’s Canada LP	Canada
Moody’s China (B.V.I.) Limited	Virgin Islands (British)
Moody’s Company Holdings (BVI) I Limited	Virgin Islands (British)
Moody’s Company Hong Kong Limited	Hong Kong
Moody’s Credit Ratings (China) Limited	China
Moody’s Deutschland GmbH	Germany
Moody’s EMEA Financing (Cyprus) Ltd	Cyprus
Moody’s EMEA Holdings Limited	UK
Moody’s Equilibrium I (BVI) Holding Corporation	Virgin Islands (British)
Moody’s Equilibrium II (BVI) Holding Corporation	Virgin Islands (British)
Moody’s ESG Solutions Chile SpA	Chile
Moody’s ESG Solutions France SAS	France
Moody’s ESG Solutions Italia SrL	Italy
Moody’s ESG Solutions UK Ltd.	UK
Moody’s Finance (BVI) Limited	Virgin Islands (British)
Moody’s Financing (BVI) Limited	Virgin Islands (British)
Moody’s Financing (Cyprus) Limited	Cyprus
Moody’s France SAS	France
Moody’s Group Australia Pty. Ltd.	Australia
Moody’s Group Cyprus Ltd.	Cyprus

Moody’s Group Deutschland GmbH	Germany
Moody’s Group Finance Limited	UK
Moody’s Group France SAS	France
Moody’s Group Holdings (BVI) Limited	Virgin Islands (British)
Moody’s Group Japan G.K.	Japan
Moody’s Group NL B.V.	Netherlands
Moody’s Group UK Ltd.	UK
Moody’s Group (Holdings) Unlimited	UK
Moody’s Holdings (B.V.I.) Limited	Virgin Islands (British)
Moody’s Holdings Ltd.	UK
Moody’s Holdings NL B.V.	Netherlands
Moody’s Information Consulting (Shenzhen) Co., Ltd.	China
Moody’s International (UK) Limited	UK
Moody’s Investment Company India Private Limited	India
Moody’s Investors Service (Beijing), Ltd.	China
Moody’s Investors Service (BVI) Limited	Virgin Islands (British)
Moody’s Investors Service (Korea) Inc.	Korea, Republic of
Moody’s Investors Service (Nordics) AB	Sweden
Moody’s Investors Service Cyprus Ltd.	Cyprus
Moody’s Investors Service España SA	Spain
Moody’s Investors Service Hong Kong Limited	Hong Kong
Moody’s Investors Service India Private Limited	India
Moody’s Investors Service Limited	UK
Moody’s Investors Service Limited (Rep Office)	Switzerland
Moody’s Investors Service Middle East Limited	United Arab Emirates
Moody’s Investors Service Pty Limited	Australia
Moody’s Investors Service Singapore Pte. Ltd.	Singapore
Moody’s Investors Service South Africa (Pty) Limited	South Africa
Moody’s Israel Holdings Inc.	Virgin Islands (British)
Moody’s Italia S.r.l.	Italy
Moody’s Japan K.K.	Japan
Moody’s Latin America Holding Corp.	Virgin Islands (British)
Moody’s Lithuania, UAB	Lithuania
Moody’s Local (Chile) SpA	Chile
Moody’s Local AR Agente de Calificación de Riesgo S.A.	Argentina
Moody’s Local BR Agencia de Classificacao de Risco Ltda.	Brazil
Moody’s Local CR Calificadora De Riesgo S.A.	Costa Rica
Moody’s Local ES S.A. de C.V. Clasificadora de Riesgo	El Salvador
Moody’s Local GT S.A.	Guatemala
Moody’s Local MX S.A. de C.V. I.C.V.	Mexico
Moody’s Local PA Calificadora de Riesgo S.A	Panama
Moody’s Local PE Clasificadora de Riesgo S.A.	Peru
Moody’s Local RD Sociedad Calificadora de Riesgo S.R.L.	Dominican Republic
Moody’s Malta Finance Limited	Malta
Moody’s Mauritius Holdings Limited	Mauritius
Moody’s Risk Assessments Limited	UK

Moody’s SF Japan K.K.	Japan
Moody’s Shared Services India Private Limited	India
Moody’s Shared Services UK Limited	UK
Moody’s Singapore Pte Ltd	Singapore
Moody’s South Africa (B.V.I.) Limited	Virgin Islands (British)
Omega Performance Corp./S.C.C. Á Rendement Omega	Canada
RealXData GmbH	Germany
Regulatory DataCorp Limited	UK
Risk First Limited	UK
Risk Management Solutions Limited	UK
RMS Risk Management Solutions India Private Limited (Noida)	India
Yellow Maple Holding B.V.	Netherlands
Yellow Maple II B.V.	Netherlands
Zephus Ltd.	UK